UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

October 22, 2009

Date of Report

LBO CAPITAL CORP.

(Exact Name of Registrant as specified in its charter)

             Colorado                                                  33-19107                                   38-2780733

       (State or other jurisdiction of                  (Commission                            (I.R.S. Employer

        incorporation or  organization)                 file number)                  Identification Number)

23399 Commerce Dr. Ste B-1

Farmington Hills, MI 48335

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (248) 994-0099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item: 4.02. Non–Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Review.

During the fourth quarter of 2008, management detected accounting errors in the books of its two subsidiaries, Advanced Digital Components, Inc., (“ADCI”) and Global Tech International, Inc. (“GTI”).  These errors were due to the fact that predecessor accountant in charge of the books and records during the time prior to the acquisition, had provided our management with incorrect account balances as of September 15, 2008, the acquisition date.  After a thorough review of the account balances in ADCI and GTI, management compiled the corrected financial statements for ADCI and GTI, and on May 15, 2009, the Company filed the amended report on form 10-Q/A for the fiscal quarter ended September 30, 2008.

Management discussed with the Company’s independent accountants the matters disclosed in this filing, and they have reviewed and agreed to the changes submitted in our amended 10-Q/A for the quarter ended September 30, 2008, which was filed on May 15, 2009.

The following represents a summary of the changes to this amended 10-Q/A:

1.   Revised the September 30, 2008 balances in the Consolidated Balance Sheet that relate to subsidiaries Advanced Digital Components, Inc. (‘ADCI’) and Global Technologies, Inc. (“GTI”) to conform with the balances that we have calculated in our accounting system, which system was transferred in the main corporate office of the Company subsequent to the acquisition of these subsidiaries.  Based on a review of the balances of ADCI and GTI as of September 30, 2008, management concluded that balances that were initially provided to us by the then accounting staff of ADCI and GTI were not correct.

2.   Revised the September 30, 2008 balances in the  Consolidated Income Statement for the three and nine months ended September 30, 2008 to conform with the balances that we have recorded subsequent to the acquisition of ADCI and GTI in our accounting system in the main office. The reason for this change is same as in paragraph 1.

3.   Revised the September 30, 2008 balances in the Consolidated Statement of Cash Flow for September 30, 2008.  These balances are recalculated based on the revised numbers represented in the Consolidated Balance sheet at September 30, 2008 and Consolidated Income Statement for the nine months September 30, 2008.

4.   Revised the balances shown in the “Unaudited Pro Forma Financial Information” footnote for the three and nine months ended September 30, 2008 to conform with the amended Consolidated Income Statements.

5.   Revised Item. 2 “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, to conform to the revised financial statements represented in this report.

6.   Revised Item 4T. “Controls and Procedures” to represent the revised management opinion that our internal controls were not effective as of September 30, 2008 due to the subsequent findings of accounting inaccuracies related to subsidiaries ADCI and GTI financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 22, 2009

                                                LBO CAPITAL CORP.

                             By  \s\  Thomas W. Itin

                                     Thomas W. Itin,

                                                   President & CEO